Document and Entity Information	9 Months Ended
Oct. 29, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	Perfumania Holdings, Inc.
Entity Central Index Key	0000880460
Entity Filer Category	Smaller Reporting Company
Document Type	S-4
Document Period End Date	Oct 29, 2011
Amendment Flag	false

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Oct. 29, 2011	Jan. 29, 2011	Jan. 30, 2010
Current assets:
Cash and cash equivalents	$ 1,243	$ 1,236	$ 1,951
Accounts receivable, net of allowances of $983 and $525, as of October 29, 2011 and January 29, 2011, respectively/$525 and $335, as of January 29, 2011 and January 30, 2010, respectively	35,410	20,305	25,382
Inventories	255,623	224,645	216,038
Prepaid expenses and other current assets	12,308	9,769	11,902
Total current assets	304,584	255,955	255,273
Property and equipment, net	25,251	28,050	35,882
Other assets, net	15,225	16,467	15,430
Total assets	345,060	300,472	306,585
Current liabilities:
Revolving credit facility		0	40,012
Accounts payable	59,625	25,789	35,017
Accounts payable-affiliates	18,550	14,787	35,277
Accrued expenses and other liabilities	23,864	16,734	18,068
Current portion of notes payable-affiliate	0	373	640
Current portion of obligations under capital leases and other long-term debt	617	1,232	1,147
Total current liabilities	102,656	58,915	130,161
Revolving credit facility	58,289	57,879	0
Notes payable-affiliates	95,366	95,366	95,739
Long-term portion of obligations under capital leases	1,700	1,773	2,034
Other long-term liabilities	30,577	26,031	14,560
Total liabilities	288,588	239,964	242,494
Commitments and contingencies
Shareholders' equity:
Preferred stock, $0.10 par value, 1,000,000 shares authorized, as of October 29, 2011/January 29, 2011 and January 29, 2011/January 30 2010, none issued
Common Stock, $0.01 par value, 20,000,000 shares authorized; 9,867,000 shares and 9,865,000 shares issued as of October 29, 2011 and January 29, 2011, respectively/20,000,000 shares authorized; 9,865,000 and 9,864,666 shares issued and outstanding as of January 29, 2011 and January 30, 2010, respectively	99	99	99
Additional paid-in capital	125,216	125,186	125,045
Accumulated deficit	(60,266)	(56,200)	(52,476)
Treasury stock, at cost, 898,249 shares as of October 29, 2011 and January 29, 2011/898,249 shares as of January 29, 2011 and January 30, 2010	(8,577)	(8,577)	(8,577)
Total shareholders' equity	56,472	60,508	64,091
Total liabilities and shareholders' equity	$ 345,060	$ 300,472	$ 306,585

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Oct. 29, 2011	Jan. 29, 2011	Jan. 30, 2010
Condensed Consolidated Balance Sheets [Abstract]
Accounts receivable allowances	$ 983	$ 525	$ 335
Preferred stock, par value	$ 0.1	$ 0.1	$ 0.1
Preferred stock, shares authorized	1,000,000	1,000,000	1,000,000
Preferred stock, shares issued
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	20,000,000	20,000,000	20,000,000
Common stock, shares issued	9,867,000	9,865,000	9,864,666
Common stock, shares outstanding		9,865,000	9,864,666
Treasury stock, shares	898,249	898,249	898,249

Condensed Consolidated Statements of Operations (Unaudited) (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Oct. 29, 2011	Oct. 30, 2010	Oct. 29, 2011	Oct. 30, 2010	Jan. 29, 2011	Jan. 30, 2010
Condensed Consolidated Statements of Operations [Abstract]
Net sales	$ 120,125	$ 120,965	$ 329,501	$ 321,868	$ 484,800	$ 510,922
Cost of goods sold	77,054	79,956	203,752	206,915	303,951	332,132
Gross profit	43,071	41,009	125,749	114,953	180,849	178,790
Operating expenses:
Selling, general and administrative expenses	39,936	39,427	118,056	117,262	162,157	164,141
Asset impairment					3,001	2,320
Depreciation and amortization	2,084	2,243	5,839	6,595	8,909	9,766
Total operating expenses	42,020	41,670	123,895	123,857	174,067	176,227
Income (loss) from operations	1,051	(661)	1,854	(8,904)	6,782	2,563
Interest expense	(1,883)	(3,464)	(5,920)	(10,094)	(12,857)	(18,202)
Loss before income tax benefit	(832)	(4,125)	(4,066)	(18,998)	(6,075)	(15,639)
Income tax (benefit) provision		(2,447)		(2,447)	(2,351)	189
Net loss	$ (832)	$ (1,678)	$ (4,066)	$ (16,551)	$ (3,724)	$ (15,828)
Net loss per common share:
Basic and diluted	$ (0.09)	$ (0.19)	$ (0.45)	$ (1.85)	$ (0.42)	$ (1.77)
Weighted average number of common shares outstanding:
Basic and diluted	8,967,963	8,966,751	8,967,162	8,966,565	8,966,612	8,966,417

Consolidated Statements of Shareholders' Equity (USD $) In Thousands, except Share data	Total	Common stock	Additional Paid-In Capital	Accumulated Deficit	Treasury Stock
Balance at Jan. 31, 2009	$ 79,881	$ 99	$ 125,007	$ (36,648)	$ (8,577)
Balance, shares at Jan. 31, 2009		9,864,666			898,249
Share based compensation expense	38		38
Net loss	(15,828)			(15,828)
Balance at Jan. 30, 2010	64,091	99	125,045	(52,476)	(8,577)
Balance, shares at Jan. 30, 2010		9,864,666			898,249
Share based compensation expense	139		139
Exercise of stock options	2		2
Exercise of stock options, shares		334
Net loss	(3,724)			(3,724)
Balance at Jan. 29, 2011	$ 60,508	$ 99	$ 125,186	$ (56,200)	$ (8,577)
Balance, shares at Jan. 29, 2011		9,865,000			898,249

Condensed Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Oct. 29, 2011	Oct. 30, 2010	Jan. 29, 2011	Jan. 30, 2010
Cash flows from operating activities:
Net loss	$ (4,066)	$ (16,551)	$ (3,724)	$ (15,828)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Asset impairment			3,001	2,320
Loss on disposals of property and equipment			556
Amortization of deferred financing costs	732	1,814	2,397	1,826
Depreciation and amortization	5,839	6,595	8,909	9,766
Provision (recovery) for losses on accounts receivable	136	190	172	(94)
Share based compensation	20	81	139	38
Change in operating assets and liabilities:
Accounts receivable	(15,241)	(16,978)	4,905	3,747
Inventories	(30,978)	(52,493)	(8,607)	85,845
Prepaid expenses and other assets	(2,411)	(1,593)	591	(3,920)
Accounts payable-non affiliates	33,836	20,854	(9,228)	6,183
Accounts payable-affiliates	3,763	(15,889)	(20,490)	23,108
Accrued expenses and other liabilities and other long-term liabilities	11,676	14,678	10,296	8,048
Net cash provided by (used in) operating activities	3,306	(59,292)	(11,083)	121,039
Cash flows from investing activities:
Additions to property and equipment	(2,658)	(2,096)	(2,978)	(4,821)
Other investing activities				(1,500)
Net cash used in investing activities	(2,658)	(2,096)	(2,978)	(6,321)
Cash flows from financing activities:
Net borrowings under bank line of credit	410	62,247	17,867	(113,371)
Payments on affiliated notes payable	(373)	(480)	(640)	(640)
Principal payments under capital lease obligations	(688)	(836)	(1,033)	(924)
Payments of long-term debt and other		(30)	(159)	(159)
Deferred financing costs			(2,691)	(1,875)
Proceeds from exercise of stock options	10	2	2
Net cash (used in) provided by financing activities	(641)	60,903	13,346	(116,969)
Increase (decrease) in cash and cash equivalents	7	(485)	(715)	(2,251)
Cash and cash equivalents at beginning of period	1,236	1,951	1,951	4,202
Cash and cash equivalents at end of period	1,243	1,466	1,236	1,951
Cash paid during the period for:
Interest	1,412	2,877	3,990	8,414
Income taxes	$ 853	$ 675	$ 674	$ 195

Basis of Presentation and Operations	9 Months Ended
Oct. 29, 2011
Basis of Presentation and Operations/Nature of Business [Abstract]
BASIS OF PRESENTATION AND OPERATIONS

NOTE 1 - BASIS OF PRESENTATION AND OPERATIONS

The condensed consolidated balance sheet of Perfumania Holdings, Inc. and subsidiaries (the “Company”) as of January 29, 2011, which has been derived from our audited financial statements as of and for the year ended January 29, 2011, and the accompanying unaudited condensed consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”). Certain information and note disclosures normally included in annual financial statements, prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), have been condensed or omitted pursuant to those rules and regulations. The financial information presented herein, which is not necessarily indicative of results to be expected for the full current fiscal year, reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of the interim unaudited condensed consolidated financial statements. Such adjustments are of a normal, recurring nature. These condensed consolidated financial statements should be read in conjunction with the financial statements and the notes thereto for the fiscal year ending January 29, 2011, included herein beginning on page F-13.

Due to the seasonality of the Company’s business, with the most significant activity occurring from September through December each year, the results of operations for the thirteen and thirty-nine weeks ended October 29, 2011 are not necessarily indicative of results to be expected for the full fiscal year.

The Company is an independent, national, vertically integrated wholesale distributor and specialty retailer of perfumes and fragrances that does business through five primary operating subsidiaries; Perfumania, Inc. (“Perfumania”), Quality King Fragrance, Inc. (“QFG”), Scents of Worth, Inc. (“SOW”), Perfumania.com, Inc. (“Perfumania.com”) and Five Star Fragrance Company, Inc. (“Five Star”). We operate in two industry segments, wholesale distribution and specialty retail sales of designer fragrances and related products.

Our wholesale business, which is conducted through QFG, distributes designer fragrances to mass market retailers, drug and other chain stores, retail wholesale clubs, traditional wholesalers, and other distributors throughout the United States. For reporting purposes, the wholesale business also includes the Company’s manufacturing division, operated by Five Star, which owns and licenses designer and other fragrance brands that are sold principally through the Company’s wholesale business, SOW’s consignment business and Perfumania’s retail stores, paying royalties to the licensors based on a percentage of sales. All manufacturing operations are outsourced to third-party manufacturers. Five Star’s sales and results of operations are not significant to the Company’s results on a consolidated basis.

Our retail business is conducted through three subsidiaries:

•	Perfumania, a specialty retailer of fragrances and related products,

•	SOW, which sells fragrances in retail stores on a consignment basis, and

•	Perfumania.com, an Internet retailer of fragrances and other specialty items.

As of October 29, 2011, Perfumania operated a chain of 344 retail stores specializing in the sale of fragrances and related products at discounted prices up to 75% below the manufacturers’ suggested retail prices. Perfumania.com offers a selection of our more popular products for sale over the Internet and serves as an alternative shopping experience to the Perfumania retail stores. SOW operates the largest national designer fragrance consignment program, with contractual relationships to sell products on a consignment basis in approximately 2,400 stores, including more than 1,300 Kmart locations nationwide. Its other retail customers include Burlington Coat Factory, Loehmann’s, Daffy’s, Steinmart and K & G.

OTHER MATTERS - LIQUIDITY ENHANCEMENT

In January 2011, the Company entered into a new $225 million Senior Credit Facility (the “Senior Credit Facility”) (see Note 5). The Company currently anticipates that cash flows from operations and the projected borrowing availability under the Senior Credit Facility will be sufficient to fund its liquidity requirements for at least the next twelve months. Nevertheless, there can be no certainty that availability under the Senior Credit Facility will be sufficient to fund the Company’s liquidity needs. The sufficiency and availability of the Company’s projected sources of liquidity may be adversely affected by a variety of factors, including, without limitation, the level of the Company’s operating cash flows, which will be impacted by retailer and consumer acceptance of the Company’s products, general economic conditions and the level of consumer spending, and the Company’s ability to comply with financial and other covenants included in the Senior Credit Facility.

The Company has incurred substantial indebtedness to fund its business. If the Company does not have a sufficient borrowing base at any given time, borrowing availability under the Senior Credit Facility may not be sufficient to support liquidity needs. Insufficient borrowing availability under the Senior Credit Facility would have a material adverse effect on the Company’s financial condition and results of operations. If the Company were unable to comply with the requirements in the Senior Credit Facility, it would be unable to borrow under such agreement and any amounts outstanding would become immediately due and payable, which would have a material adverse effect on the Company’s financial condition, results of operations and liquidity. If we need to raise additional funds to support our operations, we may not be able to do so on favorable terms, or at all. Without such funding, we may need to modify or abandon our growth strategy or eliminate product offerings, either of which could negatively impact our financial position.

Recent Accounting Pronouncements	9 Months Ended
Oct. 29, 2011
Recent Accounting Pronouncements [Abstract]
RECENT ACCOUNTING PRONOUNCEMENTS	NOTE 2 - RECENT ACCOUNTING PRONOUNCEMENTS There are no recently issued accounting standards that are expected to have a material effect on our financial condition, results of operations or cash flows.

Nature of Business	12 Months Ended
Jan. 29, 2011
Basis of Presentation and Operations/Nature of Business [Abstract]
NATURE OF BUSINESS

NOTE 1 - NATURE OF BUSINESS

On August 11, 2008, Perfumania Holdings, Inc. (formerly, E Com Ventures, Inc. or “E Com”) (the “Company”) completed its acquisition of Model Reorg, Inc. (“Model Reorg”) when the Company issued 5,900,000 shares of its common stock and warrants to purchase an additional 1,500,000 shares of its common stock in exchange for the shares of Model Reorg, and Model Reorg merged into the Company’s wholly owned subsidiary, Model Reorg Acquisition LLC (“Model Acquisition”) (the “Merger”). Perfumania Holdings, Inc., a Florida corporation, performs all of its operations through five wholly-owned subsidiaries, Quality King Fragrance, Inc. (“QFG”), Five Star Fragrance Company, Inc. (“Five Star”), Scents of Worth (“SOW”), Perfumania, Inc. (“Perfumania”), and Perfumania.com, Inc. (“Perfumania.com”).

The Company’s wholesale business, which is conducted through its subsidiary, QFG, distributes designer fragrances to mass market retailers, drug and other chain stores, retail wholesale clubs, traditional wholesalers, and other distributors throughout the United States. It sells principally to retailers such as Wal-Mart, Walgreens, Kohl’s, Nordstrom Rack, Marshalls, Target, Ross Stores and CVS. The Company’s manufacturing division is operated by another subsidiary, Five Star, which owns and licenses designer and other fragrance brands, paying royalties to the licensors based on a percentage of sales. Five Star also manufactures, on behalf of Perfumania, the Jerome Privee product line, which includes bath and body products and which is sold exclusively in Perfumania’s retail stores. Five Star’s owned and licensed brands are sold principally through the Company’s wholesale business, SOW’s consignment business, and Perfumania’s retail stores. All manufacturing operations are outsourced to third party manufacturers. Five Star’s sales and results of operations are not significant to the Company’s results on a consolidated basis and are included within the Company’s wholesale business for reporting purposes.

The Company’s retail business is conducted through its subsidiaries, 1) Perfumania, a specialty retailer of fragrances and related products, 2) Perfumania.com, an Internet retailer of fragrances and other specialty items and 3) SOW, which sells fragrances in retail stores on a consignment basis. Perfumania is a leading specialty retailer and distributor of a wide range of brand name and designer fragrances. As of January 29, 2011, Perfumania operated a chain of 360 retail stores, including three seasonal locations, specializing in the sale of fragrances and related products at discounted prices up to 75% below the manufacturers’ suggested retail prices. Perfumania’s retail stores are located in regional malls, manufacturers’ outlet malls, lifestyle centers, airports and on a stand-alone basis in suburban strip shopping centers, throughout the United States and Puerto Rico. Perfumania.com offers a selection of our more popular products for sale over the Internet and serves as an alternative shopping experience to the Perfumania retail stores. SOW operates the largest national designer fragrance consignment program, with contractual relationships to sell products on a consignment basis in approximately 2,400 stores, including more than 1,300 Kmart locations nationwide. Its other retail customers include Burlington Coat Factory, SYMS, Loehmann’s, Daffy’s and K&G.

There were no customers who accounted for more than 10% of net sales in fiscal 2010 or 2009.

OTHER MATTERS - LIQUIDITY ENHANCEMENT

In January 2011, the Company entered into a new $225 million Senior Credit Facility (the “Senior Credit Facility”) (see Note 6). The Company currently anticipates that cash flows from operations and the projected borrowing availability under the Senior Credit Facility will be sufficient to fund its liquidity requirements for at least the next twelve months. Nevertheless, there can be no certainty that availability under the Senior Credit Facility will be sufficient to fund the Company’s liquidity needs. The sufficiency and availability of the Company’s projected sources of liquidity may be adversely affected by a variety of factors, including, without limitation, the level of the Company’s operating cash flows, which will be impacted by retailer and consumer acceptance of the Company’s products, general economic conditions and the level of consumer spending; and the Company’s ability to comply with financial and other covenants included in the Senior Credit Facility.

The Company has incurred substantial indebtedness to fund its business. If the Company does not have a sufficient borrowing base at any given time, borrowing availability under the Senior Credit Facility may not be sufficient to support liquidity needs. Insufficient borrowing availability under the Senior Credit Facility would have a material adverse effect on the Company’s financial condition and results of operations. If the Company were unable to comply with the requirements in the Senior Credit Facility, it would be unable to borrow under such agreement and any amounts outstanding would become immediately due and payable, which would have a material adverse effect on the Company’s financial condition, results of operations and liquidity. If we need to raise additional funds to support our operations, we may not be able to do so on favorable terms, or at all. Without such funding, we may need to modify or abandon our growth strategy or eliminate product offerings, either of which could negatively impact our financial position.

Significant Accounting Policies	12 Months Ended
Jan. 29, 2011
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies and practices used by the Company in the preparation of the accompanying consolidated financial statements are as follows:

FISCAL YEAR END

The Company’s fiscal year end ends on the Saturday closest to January 31 to enable the Company’s operations to be reported in a manner consistent with general retail reporting practices and the financial reporting needs of the Company. In the accompanying Notes, fiscal 2010 refers to the fiscal year beginning January 31, 2010 and ending January 29, 2011 and fiscal 2009 refers to the fiscal year beginning February 1, 2009 and ending January 30, 2010.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include accounts of the Company and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

MANAGEMENT ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates made by management in the accompanying consolidated financial statements relate to the valuation of accounts receivable and inventory balances, self-insured health care accruals, long-lived asset impairments and estimated useful lives of property and equipment and deferred tax assets. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

All highly liquid investments with original maturities of three months or less are classified as cash and cash equivalents. The fair value of cash and cash equivalents approximates the amounts shown on the financial statements. Cash and cash equivalents consist of unrestricted cash in accounts maintained with major financial institutions.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company reduces credit risk by placing its cash and cash equivalents with major financial institutions with high credit ratings. At times, such amounts may exceed federally insured limits.

ACCOUNTS RECEIVABLE

The Company’s accounts receivable consist primarily of trade receivables due from wholesale sales. Also included are credit card receivables and receivables due from consignment sales relating to the Company’s retail business segment. Generally, there are three to four days of retail sales transactions outstanding with third-party credit card vendors and approximately one to two weeks of consignment retail sales at any point in time. An allowance for doubtful accounts is determined through analysis of the aging of accounts receivable at the date of the financial statements, assessments of collectability based on an evaluation of historical and anticipated trends, the financial condition of the Company’s customers and an evaluation of the impact of economic conditions.

INVENTORIES

Inventories, principally consisting of finished goods, are stated at the lower of cost or market with cost being determined on a weighted average basis. The cost of inventory includes product cost and freight charges. Write offs of potentially slow moving or damaged inventory are recorded based on management’s analysis of inventory levels, future sales forecasts and through specific identification of obsolete or damaged merchandise.

PROPERTY AND EQUIPMENT

Property and equipment is carried at cost, less accumulated depreciation and amortization. Depreciation for property and equipment, which includes assets under capital leases, is calculated using the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are amortized over the shorter of the term of the lease including one stated renewal period that is reasonably assured, or the estimated useful lives of the improvements, generally ten years, with the exception of the improvements on the corporate office and warehouse in Bellport, New York which has a lease term of twenty years. Costs of major additions and improvements are capitalized and expenditures for maintenance and repairs which do not extend the useful life of the asset are expensed when incurred. Gains or losses arising from sales or retirements are reflected in operations. See Note 4.

INTANGIBLE ASSETS

Intangible assets with indefinite lives are not amortized, but rather tested for impairment at least annually. The fair values are estimated and compared to their carrying values.

Trademarks, including tradenames and owned licenses having finite lives are recorded at cost and are amortized over their respective lives to their estimated residual values and are also reviewed for impairment when changes in circumstances indicate the assets’ value may be impaired. Impairment testing is based on a review of forecasted operating cash flows and the profitability of the related brand.

GIFT CARDS

Upon the purchase of a gift card by a retail customer, a liability is established for the cash value of the gift card. The liability is included in accrued expenses and other liabilities. The liability is relieved and revenue is recognized at the time of the redemption of the gift card. Over time, some portion of gift cards issued is not redeemed. If this amount is determined to be material to the Company’s consolidated financial statements, it will be recorded as a reduction of selling, general and administrative expenses, when it can be determined that the likelihood of the gift card being redeemed is remote and there is no legal obligation to remit the unredeemed gift cards to relevant jurisdictions (often referred to as gift card breakage). No gift card breakage has been recorded in the consolidated statements of operations for any year presented in these financial statements. Gift cards issued by the Company do not have expiration dates.

ACCRUED EXPENSES

Accrued expenses for self insured employee medical benefits, contracted advertising, sales allowances, professional fees and other outstanding obligations are assessed based on claims experience and statistical trends, open contractual obligations and estimates based on projections and current requirements. If these trends change significantly, then actual results would likely be impacted.

REVENUE RECOGNITION

Revenue from wholesale transactions is recognized when title passes, which occurs either upon shipment of products or delivery to the customer. Revenue from retail sales is recorded, net of discounts, at the point of sale for Perfumania stores, and for consignment sales, when sale to the ultimate customer occurs. Revenue from Internet sales is recognized at the time products are delivered to customers. Shipping and handling revenue from our Internet sales is included as a component of net sales. Revenues are presented net of any taxes collected from customers and remitted to government agencies. Revenue from gift cards is recognized at the time of redemption. Returns of store and Internet sales are allowed within 30 days of purchase.

SALES AND ALLOWANCES

Allowances for sales returns are estimated and recorded as a reduction of sales based on our historical return patterns. Allowances provided for advertising, marketing and tradeshows are recorded as selling expenses since they are costs for services received from the customer which are separable from the customer’s purchase of the Company’s products. Accruals and allowances are estimated based on available information including third party and historical data.

COST OF GOODS SOLD

Cost of goods sold include the cost of merchandise sold, inventory valuation writedowns, inventory shortages, damages and freight charges.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

Selling, general and administrative expenses include payroll and related benefits for our store operations, field management, distribution center, purchasing and other corporate office and administrative personnel; rent, common area maintenance, real estate taxes and utilities for our stores, distribution centers and corporate office; advertising, consignment fees, sales promotion, insurance, supplies, professional fees and other administrative expenses.

INCOME TAXES

Deferred tax assets and liabilities are recognized for the differences between the financial reporting carrying values and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is recognized to reduce net deferred tax assets to amounts that management believes are more likely than not expected to be realized. Significant judgment is required in determining the provision for income taxes. Changes in estimates may create volatility in the Company’s effective tax rate in future periods for various reasons including, but not limited to: changes in tax laws/rates, forecasted amounts and mix of pre-tax income/loss, settlements with various tax authorities, the expiration of the statute of limitations on some tax positions and obtaining new information about particular tax positions that may cause management to change its estimates. In the ordinary course of business, the ultimate tax outcome is uncertain for many transactions. It is the Company’s policy to recognize, at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority, the impact of an uncertain income tax position on its income tax return. The tax provisions are analyzed at least quarterly and adjustments are made as events occur that warrant adjustments to those provisions. The Company records interest expense and penalties payable to relevant tax authorities as income tax expense.

Accounting standards prescribe a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in an income tax return. The Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. The accounting standards also provide guidance on derecognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. See further discussion at Note 7.

BASIC AND DILUTED NET LOSS PER COMMON SHARE

Basic net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted net loss per common share includes, in periods in which they are dilutive, the dilutive effect of those common stock equivalents where the average market price of the common shares exceeds the exercise prices for the respective years.

Basic and diluted net loss per common share are computed as follows:

	Fiscal Year Ended January 29, 2011	Fiscal Year Ended January 30, 2010
	($ in thousands, except share amounts)
Net loss - basic and diluted	$(3,724)	$(15,828)

Denominator:
Weighted average number of shares for basic and dilutive net loss per share	8,966,612	8,966,417

Basic and diluted net loss per common share	$(0.42)	$(1.77)

In fiscal 2010 and 2009, 2,419,912 and 2,406,100 potential shares of common stock, respectively, relating to stock option awards, warrants and a convertible note were excluded from the diluted loss per share calculation, because the effect of including these potential shares was antidilutive due to net losses reported in each year.

ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS

The carrying value of long-lived assets is evaluated whenever events or changes in circumstances indicate that the carrying values of such assets may be impaired. An evaluation of recoverability is performed by comparing the carrying values of the assets to projected undiscounted future cash flows in addition to other quantitative and qualitative analyses, including management’s strategic plans and market trends. Upon indication that the carrying values of such assets may not be recoverable, the Company recognizes an impairment loss. The impairment loss is determined based on the difference between the net book value and the fair value of the assets. The estimated fair value is based on anticipated discounted future cash flows. Any impairment is charged to operations in the period in which it is identified. Property and equipment assets are grouped at the lowest level for which there are identifiable cash flows when assessing impairment. Cash flows for retail assets are identified at the individual store level. See Note 4 for a discussion of impairment charges for long-lived assets recorded in fiscal 2010 and 2009.

SHARE BASED COMPENSATION

Share based compensation expense is recognized on a straight-line basis over the requisite service period. We estimate the fair value of stock options granted using the Black-Scholes option valuation model. See further discussion at Note 9.

PRE-OPENING EXPENSES

Pre-opening expenses related to new stores are expensed as incurred.

SHIPPING AND HANDLING FEES AND COSTS

The cost related to shipping and handling for wholesale sales is classified as freight out, which is included in selling, general and administrative expenses. Income generated by retail sales from shipping and handling fees is classified as revenues and the costs related to shipping and handling are classified as cost of goods sold.

ADVERTISING COSTS

Advertising expense for fiscal 2010 and fiscal 2009 was approximately $2.9 million and $3.8 million, respectively, and is charged to expense when incurred. We periodically receive cooperative advertising allowances and credits from certain vendors. The aggregate amount of such allowances and credits is immaterial to our results of operations.

RENT EXPENSE

The Company leases retail stores as well as a corporate office and distribution center under operating leases. Minimum rental expenses are recognized over the term of the lease on a straight-line basis. For purposes of recognizing minimum rental expenses, the Company uses the date when possession of the leased space is taken from the landlord, which includes a construction period of approximately two months prior to store opening. For tenant improvement allowances and rent holidays, the Company records a deferred rent liability in accrued expenses on the consolidated balance sheets and amortizes the deferred rent over the terms of the leases as reductions to rent expense on the consolidated statements of operations. For scheduled rent escalation clauses during the lease terms or for rental payments commencing at a date other than the date of initial occupancy, the Company records minimum rental expenses on a straight-line basis over the terms of the leases on the consolidated statements of operations.

Certain leases provide for contingent rents, which are primarily determined as a percentage of gross sales in excess of specified levels and are not measurable at inception. The Company records a contingent rent liability in accrued expenses on the consolidated balance sheets and the corresponding rent expense when specified levels have been achieved or when management determines that achieving the specified levels during the fiscal year is probable.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of the Company’s assets and liabilities that qualify as financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, short-term debt, and accrued expenses, are carried at cost, which approximates fair value due to the short-term maturity of these instruments. The reported amounts of long-term obligations approximate fair value, given management’s evaluation of the instruments’ current rates compared to market rates of interest and other factors.

CONCENTRATIONS OF CREDIT RISK

The Company is potentially subject to a concentration of credit risk with respect to its trade receivables, the majority of which are due from retailers and wholesale distributors. Credit risks also relate to the seasonal nature of the business. The Company’s sales are concentrated in November and December for the holiday season. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company maintains allowances to cover potential or anticipated losses for uncollectible accounts. The Company maintains credit insurance on certain receivables, which minimizes the financial impact of uncollectible accounts.

RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an accounting standards update to amend and clarify existing guidance related to fair value measurements and disclosures. This guidance adds new requirements for disclosures related to transfers into and out of Level 1 and Level 2 and requires separate disclosure of purchases, sales, issuances, and settlements related to Level 3 measurements. It also clarifies guidance around disaggregation and disclosures of inputs and valuation techniques used to measure fair value. We adopted the provisions of this accounting standards update effective January 31, 2010 except for the requirements related to Level 3 disclosures, which are effective for annual and interim periods beginning after December 15, 2010. The adoption of this guidance did not have a material effect on the Company’s consolidated results of operations, financial position or cash flows, and we do not expect the adoption of the remaining disclosure requirements to impact our financial statements or results.

Intangible Assets	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Intangibles [Abstract]
INTANGIBLE ASSETS

NOTE 3 - INTANGIBLE ASSETS

The following table provides information related to intangible assets (in thousands), which are included in other assets, net on the accompanying condensed consolidated balance sheets as of October 29, 2011 and January 29, 2011:

	Useful Life (years)	October 29, 2011			January 29, 2011
		Original Cost	Accumulated Amortization	Net Book Value	Original Cost	Accumulated Amortization	Net Book Value
Tradenames	7-20	$9,408	$6,286	$3,122	$9,408	$6,000	$3,408
Favorable leases	7	886	327	559	886	232	654
Tradename (non-amortizing)	N/A	8,500	—	8,500	8,500	—	8,500

		$18,794	$6,613	$12,181	$18,794	$6,232	$12,562

There was no recorded goodwill as of October 29, 2011 and January 29, 2011.

In accordance with accounting standards, intangible assets with indefinite lives are not amortized, but rather tested for impairment at least annually by comparing the estimated fair values to their carrying values.

Trademarks, including tradenames and owned licenses having finite lives, are amortized over their respective lives to their estimated residual values and are also reviewed for impairment in accordance with accounting standards when changes in circumstances indicate the assets’ value may be impaired. Impairment testing is based on a review of forecasted operating cash flows and the profitability of the related brand. There were no triggering events during the thirteen weeks or thirty-nine weeks ended October 29, 2011 that would indicate potential impairment and the requirement to review the carrying value of intangible assets.

Amortization expense associated with intangible assets subject to amortization is included in depreciation and amortization on the accompanying condensed consolidated statements of operations. Amortization expense for intangible assets subject to amortization was $0.1 million for both thirteen week periods ended October 29, 2011 and October 30, 2010, respectively, and $0.3 million and $0.5 million for the thirty-nine weeks ended October 29, 2011 and October 30, 2010, respectively. As of October 29, 2011, the weighted average amortization periods for the remaining tradenames with finite lives and for favorable lease agreements are 16.9 years and 7.0 years, respectively. As of October 29, 2011, future amortization expense associated with intangible assets subject to amortization is as follows (in thousands):

Fiscal Year	Amortization Expense
Remainder of 2011	$127
2012	500
2013	476
2014	476
2015	476
2016	371
Thereafter	1,255

$3,681

NOTE 3 - INTANGIBLE ASSETS

The following table provides information related to intangible assets (in thousands), which are included in other assets, net on the accompanying consolidated balance sheets as of January 29, 2011 and January 30, 2010:

		January 29, 2011			January 30, 2010
	Useful Life (years)	Original Cost	Accumulated Amortization	Net Book Value	Original Cost	Accumulated Amortization	Net Book Value
Tradenames	7-20	$9,408	$6,000	$3,408	$10,559	$6,770	$3,789
Favorable leases	1-7	886	232	654	1,350	316	1,034
Tradename (non-amortizing)	N/A	8,500	—	8,500	8,500	—	8,500

		$18,794	$6,232	$12,562	$20,409	$7,086	$13,323

There was no recorded goodwill as of January 29, 2011 or January 30, 2010.

In accordance with accounting standards, intangible assets with indefinite lives are not amortized, but rather tested for impairment at least annually. The fair values are estimated and compared to their carrying values.

Trademarks, including tradenames and owned licenses having finite lives, are amortized over their respective lives to their estimated residual values and are also reviewed for impairment in accordance with accounting standards when changes in circumstances indicate the assets’ value may be impaired. Impairment testing is based on a review of forecasted operating cash flows and the profitability of the related brand. Included in other assets, net, on the accompanying consolidated balance sheets as of January 29, 2011 and January 30, 2010 are $8.5 million related to the value of the Perfumania tradename, and $3.4 million and $3.8 million, respectively, for trademarks and licenses of Five Star.

Favorable leases resulted from the April 2009 asset purchase of three fragrance retail stores from an unrelated party. The Company’s consolidated statement of operations for fiscal 2009 includes the results of operations of these stores from the date of acquisition. The total purchase price was not material to the Company’s consolidated results. The favorable leases are being amortized over the remaining lives of the respective store leases. As of January 29, 2011, the leases for two of the stores have matured and the favorable lease and related accumulated amortization balances have been written off. Impairment testing is based on a review of forecasted operating cash flows and the profitability of the remaining store.

During the fourth quarters of fiscal 2010 and 2009, the Company completed its annual impairment testing of non-amortizing intangible assets and concluded that there was no impairment of these assets.

Amortization expense associated with intangible assets subject to amortization is included in depreciation and amortization on the accompanying consolidated statements of operations, and amounted to approximately $0.8 million and $1.1 million for fiscal years 2010 and 2009, respectively. The weighted average amortization periods for the remaining tradenames with finite lives and for favorable leases are 16.9 years and 7.0 years, respectively. The estimated future amortization expense of intangible assets is as follows (in thousands):

Fiscal Year	Amortization Expense
2011	$507
2012	500
2013	476
2014	476
2015	476
Thereafter	1,627

$4,062

Accounting for Share Based Payments	9 Months Ended
Oct. 29, 2011
Accounting for Share Based Payments [Abstract]
ACCOUNTING FOR SHARE-BASED PAYMENTS

NOTE 4 - ACCOUNTING FOR SHARE-BASED PAYMENTS

The 2010 Equity Incentive Plan (the “2010 Plan”) provides for equity-based awards to the Company’s employees, directors and consultants. Under the 2010 Plan, the Company initially reserved 1,000,000 shares of common stock for issuance. This number automatically increases on the first trading day of each fiscal year beginning with fiscal 2011, by an amount equal to 1 1/2% of the shares of common stock outstanding as of the last trading day of the immediately preceding fiscal year; accordingly, 1,134,500 shares of common stock were reserved for issuance as of October 29, 2011. The Company previously had two stock option plans which expired on October 31, 2010. No further awards will be granted under these plans, although all options previously granted and outstanding will remain outstanding until they are either exercised or forfeited. As of October 29, 2011, 15,000 stock options have been granted to the Independent Board Members pursuant to the 2010 Plan.

The following is a summary of the stock option activity during the thirty-nine weeks ended October 29, 2011:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding as of January 29, 2011	205,626	$9.84	6.1	$244
Granted	—	—
Exercised	(2,000)	4.79		9
Forfeited	(622)	3.52		2

Outstanding as of October 29, 2011	203,004	$9.91	5.4	$1,873

Vested as of October 29, 2011	203,004	$9.91	5.4	$1,873

Exercisable as of October 29, 2011	197,000	$9.50	5.3	$1,873

Share-based compensation expense, which is included in selling, general and administrative expenses on the accompanying condensed consolidated statements of operations, was not material in all periods presented.

Accounting for Income Taxes	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Accounting for Income Taxes [Abstract]
ACCOUNTING FOR INCOME TAXES

NOTE 6 - ACCOUNTING FOR INCOME TAXES

The Company conducts business throughout the United States and Puerto Rico and as a result, files income tax returns in the U.S. federal jurisdiction and various state jurisdictions and Puerto Rico. In the normal course of business the Company is subject to examinations in these jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, local or Puerto Rico income tax examinations for fiscal years prior to 2007. State and foreign income tax returns are generally subject to examination for a period of three to five years after filing of the respective return. The state impact of any federal changes remains subject to examination by various states for a period of up to one year after formal notification to the states. Our U.S. federal tax returns of our predecessor company for the years ended June 30, 2009 and June 30, 2007 are currently under examination, relating to the Company’s carry-back of net operating loss which resulted in a claim for refund of federal income taxes of approximately $2.5 million. The claim for refund is included in prepaid expenses and other current assets on the condensed consolidated balance sheets as of October 29, 2011 and January 29, 2011. Management does not expect any material adjustment to the amount of the claim for refund as a result of these examinations.

The Company continues to provide a full valuation allowance against all deferred tax assets due to the uncertainty as to when business conditions will improve sufficiently to enable it to utilize its deferred tax assets. As a result, the Company did not record a federal or state tax provision (benefit) on its operating income (loss) for the thirteen or thirty-nine weeks ended October 29, 2011.

During the thirteen and thirty-nine weeks ended October 29, 2011, there were no changes to the liability for income tax associated with uncertain tax positions. The Company accrues interest related to unrecognized tax benefits as well as any related penalties in operating expenses in its condensed consolidated statements of operations, which is consistent with the recognition of these items in prior reporting periods. The accrual for interest and penalties related to uncertain tax positions as of October 29, 2011 and January 29, 2011 was not significant.

The Company does not anticipate any material adjustments relating to unrecognized tax benefits within the next twelve months; however the ultimate outcome of tax matters is uncertain and unforeseen results can occur.

NOTE 7 - ACCOUNTING FOR INCOME TAXES

The income tax (benefit) provision is comprised of the following amounts (in thousands):

	Fiscal Year Ended January 29, 2011	Fiscal Year Ended January 30, 2010
Current:
Federal	$(2,447)	$—
State and local	96	189

	(2,351)	189

Deferred:
Federal	—	—
State and local	—	—
Foreign	—	—

	—	—

Income tax (benefit) provision	$(2,351)	$189

The income tax (benefit) provision differs from the amount obtained by applying the statutory Federal income tax rate to pretax income as follows (in thousands):

	Fiscal Year Ended January 29, 2011	Fiscal Year Ended January 30, 2010
Benefit at federal statutory rates	$(2,126)	$(5,474)
Non-deductible expenses	24	31
Change in valuation allowance	(1,018)	6,978
State taxes	510	(822)
General reserves and other	259	(524)

Income tax (benefit) provision	$(2,351)	$189

Net deferred tax liabilities, which are included in other long-term liabilities on the accompanying consolidated balance sheets as of January 29, 2011 and January 30, 2010, reflect the tax effect of the following differences between financial statement carrying amounts and tax bases of assets and liabilities as follows (in thousands):

	January 29, 2011	January 30, 2010
Assets:
Net operating loss and tax credit carry forwards	$5,949	$10,205
Puerto Rico net operating loss carry forwards	1,731	1,708
Inventories	2,415	2,020
Property and equipment	9,687	9,074
Accounts receivable allowances	253	134
Goodwill and intangibles	1,060	1,309
Self-insured reserves and other	4,361	2,024

Total deferred tax assets	25,456	26,474
Valuation allowance	(25,456)	(26,474)

Net deferred tax assets	—	—
Liabilities:
Tradename	(3,400)	(3,400)

Net deferred tax liabilities	$(3,400)	$(3,400)

Management evaluates the Company’s deferred income tax assets and liabilities to determine whether or not a valuation allowance is necessary. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. Based on the difficult retail and wholesale environment resulting from the decline in general economic conditions and consumer confidence in fiscal 2008, and the uncertainty as to when conditions will improve sufficiently enough to enable the Company to utilize its deferred tax assets, the Company established a full valuation allowance against its deferred tax assets, recording a non-cash charge of approximately $19.5 million in fiscal 2008. The lack of practical tax-planning strategies available in the short term and the lack of other objectively verifiable positive evidence supported the conclusion that a full valuation allowance against the Company’s federal and state net deferred tax assets was necessary. In fiscal 2010 and 2009, the valuation allowance decreased by approximately $1.0 million and increased by approximately $7.0 million, respectively.

As of January 29, 2011 and January 30, 2010, the Company had a deferred tax liability of approximately $3.4 million related to a tradename. Due to the uncertainty of when this deferred tax liability will be recognized, the Company was not able to offset its total deferred tax assets with this deferred tax liability.

Based on available evidence, management concluded that a full valuation allowance should be maintained against the Company’s deferred tax assets as of January 29, 2011. If, in the future, the Company realizes taxable income on a sustained basis of the appropriate character and within the net operating loss carry-forward period, the Company would be allowed to reverse some or all of this valuation allowance, resulting in an income tax benefit. Further, changes in existing tax laws could also affect valuation allowance needs in the future.

In the most recently filed consolidated federal tax return, the Company was able to carryback a portion of its net operating loss to Model Reorg’s previously filed 2007 federal tax return. The carry-back resulted in a claim for refund of federal income taxes of approximately $2.5 million. The amount of the claim was determined based on information which became available and which was recorded as an income tax benefit during both the thirteen and thirty-nine weeks ended October 30, 2010. The claim for refund is included in prepaid expenses and other current assets on the condensed consolidated balance sheet as of January 29, 2011.

As of January 20, 2011, the Company’s United States and Puerto Rico net operating loss carryforwards which approximate $14.0 million and $1.7 million, respectively, begin to expire in fiscal years 2024 and 2011, respectively.

Accounting standards prescribe a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in an income tax return. The Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. The accounting standards also provides guidance on derecognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. As of January 29, 2011 and January 30, 2010, there was a liability of $0.7 million and $0.6 million, respectively, recorded for income tax associated with unrecognized tax benefits.

The Company accrues interest related to unrecognized tax benefits as well as any related penalties in income tax expense, which is consistent with the recognition of these items in prior reporting periods. Accrued interest and penalties as of January 29, 2011 and January 30, 2010 were $0.4 million and $0.3 million, respectively.

The balance of unrecognized tax benefits, the amount of related interest and penalties we have provided and what we believe to be the range of reasonably possible changes in the next 12 months, were (in thousands):

	Fiscal Year Ended January 29, 2011	Fiscal Year Ended January 30, 2010
Unrecognized tax benefits	$666	$632
Portion if recognized would reduce tax expense and effective rate	666	632
Accrued interest on unrecognized tax benefits	254	203
Accrued penalties on unrecognized tax benefits	142	142

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows (in thousands):

	Fiscal Year Ended January 29, 2011	Fiscal Year Ended January 30, 2010
Balance at beginning of year	$632	$523
Additions for tax positions of the current year	—	—
Additions for tax positions of prior years	34	109

Balance at end of year	$666	$632

The Company does not expect material adjustments to the total amount of unrecognized tax benefits within the next 12 months, but the outcome of tax matters is uncertain and unforeseen results can occur.

The Company conducts business throughout the United States and Puerto Rico, and as a result, files income tax returns in the United States federal jurisdiction and various state and foreign jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities. With few exceptions, the Company is no longer subject to U.S. federal, state, local or Puerto Rico income tax examinations for fiscal years prior to 2004. State and foreign income tax returns are generally subject to examination for a period of three to five years after filing of the respective return. The state impact of any federal changes remains subject to examination by various states for a period of up to one year after formal notification to the states. The Company is not currently under examination in any state or foreign jurisdictions.

Basic and Diluted Net Income (Loss) Per Common Share	9 Months Ended
Oct. 29, 2011
Basic and Diluted Net Income (Loss) Per Common Share [Abstract]
BASIC AND DILUTED NET INCOME (LOSS) PER COMMON SHARE

NOTE 7 - BASIC AND DILUTED NET INCOME (LOSS) PER COMMON SHARE

Basic net income (loss) per common share has been computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period.

Diluted net income (loss) per common share includes, in periods in which they are dilutive, the effect of those common stock equivalents where the average market price of the common stock exceeds the exercise prices for the respective periods. All common stock equivalents, which include outstanding stock options, the subordinated convertible note payable to affiliate and warrants outstanding were not included in the diluted net loss per share for any period presented because the results would be antidilutive.

During the thirteen and thirty-nine weeks ended October 29, 2011, there were 1,703,004 potential shares of common stock which were excluded from the diluted loss per share calculation because the effect of including these potential shares was antidilutive. During the thirteen and thirty-nine weeks ended October 30, 2010, there were 2,417,290 potential shares of common stock which were excluded from the diluted loss per share calculation because the effect of including those potential shares was antidilutive.

Property and Equipment	12 Months Ended
Jan. 29, 2011
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment consisted of (in thousands):

	January 29, 2011	January 30, 2010	Estimated Useful Lives (In Years)
Buildings and improvements	$26,240	$29,181	Lesser of useful life or lease term
Furniture and fixtures	21,687	20,473	5-7
Machinery and equipment	3,915	4,467	5-7

	51,842	54,121
Less:
Accumulated depreciation	(23,792)	(18,239)

	$28,050	$35,882

Depreciation and amortization expense on property and equipment for fiscal 2010 and fiscal 2009 was $8.1 million and $8.7 million, respectively which included depreciation expense relating to building and equipment under capital leases of $0.5 and $0.6 million, respectively. Accumulated depreciation for building and equipment under capital leases was $1.3 million as of January 29, 2011 and $0.8 million at January 30, 2010. Net assets under capital leases were $3.1 million and $3.5 million at January 29, 2011 and January 30, 2010, respectively.

During fiscal 2010 and 2009, the Company recorded non-cash impairment charges of approximately $2.2 million and $2.3 million, respectively, to reduce the net carrying value of certain retail store assets (primarily leasehold improvements) to their estimated fair value, which was determined based on discounted expected future cash flows. Lower than expected operating cash flow performance relative to the affected assets and the impact of the current economic environment on their projected future results of operations indicated that the carrying value of the related long-lived assets were not recoverable. The Company also recorded a non-cash impairment charge of $0.8 million on a building under a capital lease during the fourth quarter of fiscal 2010 due to a change in anticipated sublease revenue. These asset impairment charges are included in asset impairment in the accompanying consolidated statements of operations.

See Note 11 for further discussion of capital leases.

Revolving Credit Facility, Notes Payable to Affiliates and Subordinated Convertible Note Payable to Affiliate	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Revolving Credit Facility, Notes Payable To Affiliates And Subordinated Convertible Note Payable To Affiliate [Abstract]
REVOLVING CREDIT FACILITY, NOTES PAYABLE TO AFFILIATES AND SUBORDINATED

NOTE 5 - REVOLVING CREDIT FACILITY, NOTES PAYABLE TO AFFILIATES AND SUBORDINATED CONVERTIBLE NOTE PAYABLE TO AFFILIATE

The Company’s revolving credit facility, notes payable to affiliates and subordinated convertible note payable to affiliate consist of the following:

	October 29, 2011	January 29, 2011
	(in thousands)
Revolving credit facility interest payable monthly, secured by a pledge of substantially all of the Company’s assets	$58,289	$57,879
Subordinated convertible note payable-affiliate	—	5,000
Subordinated non-convertible notes payable-affiliates	95,366	90,739

	153,655	153,618
Less current portion	—	(373)

Total long-term debt	$153,655	$153,245

The Company has a $225 million revolving Senior Credit Facility with a syndicate of banks that is used for the Company’s general corporate purposes and those of its subsidiaries, including working capital. This facility does not require amortization of principal and is scheduled to expire in January 2015, when all amounts will be due and payable in full. Under this facility, revolving loans may be drawn, repaid and reborrowed up to the amount available under a borrowing base calculated with reference to specified percentages of the Company’s credit card and trade receivables and inventory, which may be reduced by the lender in its reasonable discretion. The Company must maintain availability under the facility of at least $10 million. As of October 29, 2011, the Company had $86.5 million of availability.

Interest under the Senior Credit Facility is at variable rates plus specified margins that are determined based upon the Company’s excess availability from time to time. The Company is also required to pay monthly commitment fees based on the unused amount of the Senior Credit Facility and a monthly fee with respect to outstanding letters of credit.

All obligations of the Company related to the Senior Credit Facility are secured by first priority perfected security interests in all personal and real property owned by the Company, including without limitation 100% (or, in the case of excluded foreign subsidiaries, 66%) of the outstanding equity interests in the subsidiaries. The Company is subject to customary limitations on its ability to, among other things, pay dividends and make distributions, make investments and enter into joint ventures, and dispose of assets. The Company was in compliance with all financial and operating covenants as of October 29, 2011.

In addition, the Company has outstanding unsecured debt obligations as follows:

(i)	a promissory note in the principal amount of $35 million, held by Quality King (the “QKD Note”), which provides for payment of principal in quarterly installments between April 30, 2015 and July 31, 2018 and payment of interest in quarterly installments commencing on January 31, 2011 at the then current senior debt rate, as defined in the Senior Credit Facility, plus 1% per annum;

(ii)	promissory notes in the aggregate principal amount of approximately $55.4 million, held by six estate trusts established by Glenn, Stephen and Arlene Nussdorf (the “Nussdorf Trust Notes”), which provide for payment of the principal in full on April 30, 2015 and payments of interest in quarterly installments commencing on January 31, 2011 at the then current senior debt rate plus 2% per annum; and

(iii)	a promissory note in the principal amount of $5 million held by Glenn and Stephen Nussdorf (the “2004 Note”), which provides for payment in January 2009 and is currently in default because of the restrictions on payment described below, resulting in an increase of 2% in the nominal interest rate, which is the prime rate plus 1%. The 2004 Note was previously convertible into shares of the Company’s common stock at $7.00 per share, however this conversion feature expired on August 11, 2011.

These notes are subordinated to the Senior Credit Facility. No principal may be paid on any of them until three months after the Senior Credit Facility terminates and is paid in full, and payment of interest is subject to satisfaction of certain conditions, including the Company’s maintaining excess availability under the Senior Credit Facility of $17.5 million (or 17.5% of commitment) and a fixed charge coverage ratio, as defined in the credit agreement, of 1.1:1.0. Interest expense on these notes was approximately $1.1 million and $1.4 million for the thirteen weeks ended October 29, 2011 and October 30, 2010, respectively, and $3.7 million and $4.6 million for the thirty-nine weeks ended October 29, 2011 and October 30, 2010, respectively, and is included in interest expense on the accompanying condensed consolidated statements of operations. No payments of principal or interest have been made on the QKD Note and the Nussdorf Trust Notes. On the 2004 Note, no payments of principal have been made and no interest payments have been made since October 2008. Accrued interest payable due at October 29, 2011 and January 29, 2011, respectively on the Nussdorf Trust Notes, the Quality King Note and the 2004 Note was approximately $20.2 million and $16.5 million and is included in other long-term liabilities on the accompanying condensed consolidated balance sheets as of October 29, 2011 and January 29, 2011, respectively.

NOTE 6 - REVOLVING CREDIT FACILITY, NOTES PAYABLE TO AFFILIATES AND SUBORDINATED CONVERTIBLE NOTE PAYABLE TO AFFILIATE

The revolving credit facility, notes payable to affiliates and subordinated convertible note payable to affiliates consist of the following:

	January 29, 2011	January 30, 2010
	(in thousands)
Revolving credit facility, interest payable monthly, secured by a pledge of substantially all of the Company’s assets	$57,879	$40,012
Subordinated convertible note payable-affiliates	5,000	5,000
Subordinated non-convertible notes payable-affiliates	90,739	91,379

	153,618	136,391
Less current portion	(373)	(40,652)

Total long-term debt	$153,245	$95,739

On January 7, 2011, the Company entered into a new $225 million revolving credit facility with a syndicate of banks (the “Senior Credit Facility”). The initial proceeds of the Senior Credit Facility were used to pay amounts incurred in connection with the Company’s previous senior credit facility. The Senior Credit Facility is used for the Company’s general corporate purposes and those of its subsidiaries, including working capital. The Company and certain of its subsidiaries are co-borrowers under the Senior Credit Facility, and certain of the Company’s other subsidiaries have guaranteed all of the obligations thereunder.

The Senior Credit Facility is scheduled to expire on January 7, 2015, when all amounts will be due and payable in full. The Senior Credit Facility does not require amortization of principal and may be paid before maturity in whole or in part at the Company’s option without penalty or premium.

Revolving loans under the Senior Credit Facility may be drawn, repaid and reborrowed up to the amount available under a borrowing base calculated with reference to a specified percentage of the borrowers’ eligible credit card receivables, a specified percentage of the borrowers’ eligible trade receivables and a specified percentage of the borrowers’ eligible inventory from time to time, which may be reduced by the lender in its reasonable discretion. The Senior Credit Facility also includes a sub-limit of $25 million for letters of credit and a sub-limit of $25 million for swing line loans (that is, same-day loans from the lead or agent bank).

Interest under the Senior Credit Facility is, at the Company’s election unless an Event of Default exists, at either (i) the highest of a “base rate”, as defined in the agreement or (ii) the LIBOR rate, plus in each case, specified margins that are determined based upon the Company’s excess availability as calculated under the facility from time to time. Interest rate margins for the first six months are set at 2.75% per annum for LIBOR Rate borrowings and 1.75% for base rate borrowings and may range between 0.25% higher and lower thereafter. The Company is also required to pay monthly commitment fees ranging from .50% to .75% per annum of the unused amount of the Senior Credit Facility, depending on the average outstanding balance, and a monthly fee ranging from 2.50% to 3.00% per annum of the outstanding amount of letters of credit based upon its excess availability.

All obligations of the Company under the Senior Credit Facility and under any interest rate protection or other hedging arrangements entered into in connection with the Senior Credit Facility are secured by first priority perfected security interests in all existing and after-acquired personal property and owned real property owned by the Company and its subsidiaries, which are co-borrowers or guarantors, including, without limitation, 100% (or, in the case of excluded foreign subsidiaries, 66%) of the outstanding equity interests in their subsidiaries.

The Senior Credit Facility imposes customary limitations on the Company’s ability to, among other things: incur additional indebtedness; incur liens or guarantee obligations; pay dividends and make other distributions; make investments and enter into joint ventures; dispose of assets; and engage in transactions with affiliates, except for certain existing arrangements under which the Company leases space and obtains certain business services from affiliated companies and other arrangements in the ordinary course of business and on an arms-length basis. The Senior Credit Facility also provides that advances to suppliers by the Company and its subsidiaries for five days or less may not exceed $8 million with respect to all suppliers or $5 million with respect to any one supplier (together with its affiliates) and other advances to suppliers may not exceed $4 million with respect to all suppliers or $3 million with respect to any one supplier (together with its affiliates). In addition, under the Senior Credit Facility, the Company and its subsidiaries must maintain availability under the facility of at least the greater of 10% of the aggregate amount that may be advanced against eligible credit card receivables, trade receivables and inventory or $10 million. As of January 29, 2011, the Company had $61.9 million available to borrow under the Senior Credit Facility based on the borrowing base at that date.

Any failure to comply with the financial or operating covenants of the Senior Credit Facility or the occurrence of other customary events of default, including a change in control of the Company, would not only prevent the Company and its subsidiaries from being able to borrow additional funds, but would constitute a default, resulting in, among other things, the amounts outstanding, including all accrued interest and unpaid fees, becoming immediately due and payable. The Company was in compliance with all financial and operating covenants as of January 29, 2011.

As a condition of entering into the Senior Credit Facility, effective January 7, 2011, one of the Company’s subsidiaries executed Amended and Restated Subordinated Promissory Notes amending certain outstanding unsecured subordinated debt obligations. The unsecured debt obligations that are subordinated to the Senior Credit Facility are as follows:

(i) a promissory note in the principal amount of $35 million, held by Quality King (the “QKD Note”), which provides for payment of principal in quarterly installments between April 30, 2015 and July 31, 2018 and payment of interest in quarterly installments commencing on January 31, 2011 at the then current senior debt rate, as defined in the Senior Credit Facility, plus 1% per annum;

(ii) promissory notes in the aggregate principal amount of approximately $55.4 million, held by six estate trusts established by Glenn, Stephen and Arlene Nussdorf (the “Nussdorf Trust Notes”), which provide for payment of the principal in full on April 30, 2015 and payments of interest in quarterly installments commencing on January 31, 2011 at the then current senior debt rate plus 2% per annum; and

(iii) a convertible note in the principal amount of $5 million held by Glenn and Stephen Nussdorf (the “Convertible Note”), which allows the holders to convert any or all of the principal and accrued interest into shares of the Company’s common stock at $7.00 per share. This note provides for payment in January 2009 and is currently in default because of the restrictions on payment described below, resulting in an increase of 2% in the nominal interest rate, which is the prime rate plus 1%.

Under the Senior Credit Facility, no principal may be paid on any of the QKD Note, the Nussdorf Trust Notes or the Convertible Note until three months after the Senior Credit Facility terminates and is paid in full, and payment of interest is subject to satisfaction of certain conditions, including the Company’s maintaining excess availability under the Senior Credit Facility of $17.5 million (or 17.5% of commitment) and a fixed charge coverage ratio, as defined in the credit agreement, of 1.1:1.0.

Interest expense on the Nussdorf Trust Notes, the Quality King Note and the Convertible Note was approximately $5.7 million and $7.9 million for fiscal 2010 and 2009, respectively, and is included in interest expense on the accompanying consolidated statements of operations for fiscal 2010 and 2009. No payments of principal have been made on any of these Notes. Accrued interest payable at January 29, 2011 and January 30, 2010, respectively, on the Nussdorf Trust Notes, the Quality King Note and the Convertible Note was approximately $16.5 million and $10.9 million and is included in other long-term liabilities on the accompanying consolidated balance sheets as of January 29, 2011 and January 30, 2010, respectively.

Maturities of the Company’s revolving credit facility, notes payable to affiliates and subordinated convertible note payable to affiliates as of January 29, 2011 are as follows:

Fiscal Year	Maturities
(in thousands)
2011	$373
2012	—
2013	—
2014	57,879
2015	95,366

Total	$153,618

Related Party Transactions	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Related Party Transactions [Abstract]
RELATED-PARTY TRANSACTIONS

NOTE 10 - RELATED-PARTY TRANSACTIONS

Glenn and Stephen Nussdorf and their sister, Arlene Nussdorf, owned an aggregate 6,649,476 shares or approximately 74% of the total number of shares of the Company’s common stock as of October 29, 2011, excluding shares issuable upon conversion of certain Warrants and not assuming the exercise of any outstanding options held by the Company’s officers and directors. Stephen Nussdorf has served as the Chairman of the Company’s Board of Directors since February 2004 and Executive Chairman of the Board since April 2011.

The Nussdorfs are officers and principals of Quality King, which distributes pharmaceuticals and health and beauty care products, and the Company’s President and Chief Executive Officer, Michael W. Katz (“Mr. Katz”), is also an executive of Quality King.

See Note 5 for a discussion of notes payable to affiliates.

Effective August 1, 2008, the 2003 Stockholder Agreement between our predecessor company, Model Reorg, Inc. and Mr. Katz was amended and restated (the “Agreement”) and the Company’s subsidiary, Model Reorg Acquisition LLC, issued a $1.9 million promissory note payable to Mr. Katz. The note, which bore interest at 4% and is payable in equal monthly installments of $53,333 commencing September 1, 2008 and terminating August 1, 2011, liquidated Model Reorg’s preexisting obligation to Mr. Katz under the Agreement, which had provided for stock ownership and an earnings participation in Model Reorg. Under the Agreement, Mr. Katz is bound by certain non-compete, non-solicitation and confidentiality covenants. The balance of the note payable was paid in August 2011. As of January 29, 2011, the note payable was included in current notes payable-affiliate in the aggregate amount of $0.4 million.

Transactions With Affiliated Companies

Glenn Nussdorf beneficially owns approximately 11.1% of the outstanding common stock of Parlux Fragrances, Inc. (“Parlux”), a publicly traded manufacturer and distributor of prestige fragrances and beauty products. The Company has historically purchased merchandise from Parlux. Glenn Nussdorf also has an ownership interest in Lighthouse Beauty Marketing, LLC and Lighthouse Beauty, LLC, both of which are manufacturers and distributors of prestige fragrances. Starting in fiscal 2010, the Company began purchasing merchandise from both entities. Starting in fiscal 2009, the Company has also purchased merchandise from Quality King. The amounts due to these related companies are non-interest bearing and are included in accounts payable-affiliates in the accompanying condensed consolidated balance sheets. Purchases from related parties are generally payable in 90 days; however, due to the seasonality of the Company’s business, these terms are generally extended. Related party accounts have historically been brought closer to terms at the end of the holiday season. During the rest of the year, the Company has relied upon these extended terms to provide a portion of its liquidity. Transactions with these related companies during the thirteen and thirty-nine weeks ended October 29, 2011 and October 30, 2010 were as follows:

	Total Purchases Thirteen Weeks Ended October 29, 2011	Total Purchases Thirteen Weeks Ended October 30, 2010	Total Purchases Thirty-nine Weeks Ended October 29, 2011	Total Purchases Thirty-nine Weeks Ended October 30, 2010	Balance Due October 29, 2011	Balance Due January 29, 2011
	(in thousands)
Parlux	$18,523	$16,549	$35,024	$35,433	$17,340	$14,015
Quality King	—	—	—	3,529	—	—
Lighthouse Beauty Marketing, LLC	140	—	567	—	2	318
Lighthouse Beauty, LLC	6,744	—	8,383	—	1,167	406

	$25,407	$16,549	$43,974	$38,962	$18,509	$14,739

Glenn, Stephen and Arlene Nussdorf own GSN Trucking, Inc. (“GSN”) which provides general transportation and freight services. The Company periodically utilizes GSN to transport both inbound purchases of merchandise and outbound shipments to wholesale customers. During the thirteen and thirty-nine weeks ended October 29, 2011, total payments to GSN for transportation services provided were less than $0.1 million. There was no balance due to GSN at October 29, 2011.

Quality King occupies a leased 560,000 square foot facility in Bellport, NY. The Company began occupying approximately half of this facility in December 2007 under a sublease that terminates on September 30, 2027, and this location serves as the Company’s principal offices. As of October 29, 2011, the monthly current sublease payments are approximately $211,000 and increase by 3% annually. Total payments by the Company to Quality King were approximately $0.6 million during both thirteen week periods ended October 29, 2011 and October 30, 2010, and $1.9 million and $1.8 million for the thirty-nine weeks ended October 29, 2011 and October 30, 2010, respectively, for this sublease.

The Company and Quality King are parties to a Services Agreement providing for the Company’s participation in certain third party arrangements at the Company’s respective share of Quality King’s cost, including allocated overhead, plus a 2% administrative fee, and the provision of legal services. The Company also shares with Quality King the economic benefit of the bulk rate contract that the Company has with UPS to ship Quality King’s merchandise and related items. The Services Agreement will terminate on thirty days’ written notice from either party. The expenses charged under these arrangements to the Company were $0.1 million during the thirteen weeks ended October 29, 2011 and October 30, 2010, and $0.4 million during the thirty-nine weeks ended October 29, 2011 and October 30, 2010. The balance due to Quality King for expenses charged under the Services Agreement was less than $0.1 million at both October 29, 2011 and January 29, 2011.

NOTE 5 - RELATED PARTY TRANSACTIONS

Glenn and Stephen Nussdorf and their sister, Arlene Nussdorf, owned an aggregate 6,649,476 shares or approximately 74% of the total number of shares of the Company’s common stock as of January 29, 2011, excluding shares issuable upon conversion of the Warrants discussed in Note 9 or the Convertible Note discussed in Note 6, and not assuming the exercise of any outstanding options held by the Company’s officers and directors. Stephen Nussdorf has served as the Chairman of the Company’s Board of Directors since February 2004.

The Nussdorfs are officers and principals of Quality King, which distributes pharmaceuticals and health and beauty care products, and the Company’s President and Chief Executive Officer, Michael W. Katz is an executive of Quality King.

See Note 6 for discussion of notes payable to affiliates.

Effective August 1, 2008, the Company’s subsidiary, Model Reorg Acquisition LLC, issued a $1.9 million promissory note payable to Mr. Katz, with interest at 4%, in equal monthly installments of $53,333 commencing September 1, 2008 and terminating August 1, 2011. Under a related stockholder agreement, Mr. Katz is bound by certain non-compete, non-solicitation and confidentiality covenants. The note payable is included in current and long term notes payable—affiliate as of January 29, 2011 and January 30, 2010, in the amounts of $0.4 million and $1.0 million, respectively, on the accompanying consolidated balance sheets.

Transactions with Affiliated Companies

Glenn Nussdorf beneficially owns approximately 10.1% of the outstanding common stock of Parlux Fragrances, Inc. (“Parlux”), a publicly traded manufacturer and distributor of prestige fragrances and beauty products. The Company has historically purchased merchandise from Parlux. Glenn Nussdorf also has an ownership interest in Lighthouse Beauty Marketing, LLC and Lighthouse Beauty, LLC, both of which are manufacturers and distributors of prestige fragrances. Starting in fiscal 2010, the Company began purchasing merchandise from both entities. Starting in fiscal 2009, the Company has also purchased merchandise from Quality King. The amounts due to these related companies are non-interest bearing and are included in accounts payable-affiliates in the accompanying consolidated balance sheets. Purchases from related parties are generally payable in 90 days; however, due to the seasonality of the Company’s business, these terms are generally extended. Related party accounts have historically been brought closer to terms at the end of the holiday season. During the rest of the year, the Company has relied upon these extended terms to provide a portion of its liquidity. Transactions with these related companies during fiscal 2010 and 2009 were as follows:

	Total Purchases Fiscal Year Ended January 29, 2011	Total Purchases Fiscal Year Ended January 30, 2010	Balance Due January 29, 2011	Balance Due January 30, 2010
	(in thousands)
Parlux	$45,679	$31,671	$14,015	$15,891
Quality King	3,529	18,064	—	19,386
Lighthouse Beauty Marketing, LLC	1,725	—	318	—
Lighthouse Beauty, LLC	7,663	—	406	—

	$58,596	$49,735	$14,739	$35,277

Glenn, Stephen and Arlene Nussdorf own GSN Trucking, Inc. (“GSN”) which provides general transportation and freight services. The Company periodically utilizes GSN to transport both inbound purchases of merchandise and outbound shipments to wholesale customers. During fiscal 2010, total payments to GSN for transportation services provided were approximately $0.2 million. The amount due to GSN at January 29, 2011 was less than $0.1 million and is included in accounts payable-affiliates in the accompanying consolidated balance sheets.

Quality King occupies a leased 560,000 square foot facility in Bellport, NY. The Company began occupying approximately half of this facility in December 2007 under a sublease that terminates on September 30, 2027, and this location serves as the Company’s principal offices. As of January 29, 2011, the monthly current sublease payments are approximately $205,000 and increase by 3% annually. Total payments by the Company to Quality King in fiscal 2010 and 2009 for this sublease were approximately $2.5 million and $2.4 million, respectively.

The Company and Quality King are parties to a Services Agreement providing for the Company’s participation in certain third party arrangements at the Company’s respective share of Quality King’s cost, including allocated overhead, plus a 2% administrative fee, and the provision of legal services. The Company also shares with Quality King the economic benefit of the bulk rate contract that the Company has with UPS to ship Quality King’s merchandise and related items. The Services Agreement will terminate on thirty days’ written notice from either party. During both fiscal 2010 and 2009, the expenses charged under these arrangements to the Company were $0.6 million.

Fair Value Measurements	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 8 - FAIR VALUE MEASUREMENTS

The Company applies authoritative accounting guidance regarding fair value and disclosures as it applies to financial and non-financial assets and liabilities. The guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability on the measurement date. The three levels are defined as follows:

Level 1: Observable inputs such as quoted prices in active markets (the fair value hierarchy gives the highest priority to Level 1 inputs);

Level 2: Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3: Unobservable inputs in which there is little or no market data and require the reporting entity to develop its own assumptions

As of October 29, 2011, the Company had no material financial assets or liabilities measured on a recurring basis that required adjustments or write-downs and the carrying values of current assets and liabilities approximate their fair value. The Company measures certain assets at fair value on a non-recurring basis, specifically long-lived assets evaluated for impairment. No such impairments were recorded during the thirteen and thirty-nine weeks ended October 29, 2011. There were no non-financial liabilities outstanding as of October 29, 2011 and January 29, 2011.

NOTE 8 - FAIR VALUE MEASUREMENTS

The Company adopted the accounting guidance regarding fair value and disclosures, as it applies to financial and non-financial assets and liabilities. The guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The new guidance does not require any new fair value measurements; rather, it applies to other accounting pronouncements that require or permit fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability on the measurement date. The three levels are defined as follows:

Level 1: Observable inputs such as quoted prices in active markets (the fair value hierarchy gives the highest priority to Level 1 inputs);

Level 2: Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3: Unobservable inputs in which there is little or no market data and require the reporting entity to develop its own assumptions

As of January 29, 2011, the Company had no material financial assets or liabilities measured on a recurring basis that required adjustments or write-downs and the carrying values of current assets and liabilities approximate their fair value. The Company measures certain assets at fair value on a non-recurring basis, specifically long-lived assets evaluated for impairment. We estimated the fair value of our long-lived assets using company-specific assumptions which would fall within Level 3 of the fair value hierarchy.

The following tables present the non-financial assets the Company measured at fair value on a non-recurring basis, based on the fair value hierarchy as of January 29, 2011 and January 30, 2010:

		Fair Value Measured and Recorded at Reported Date Using
	Net Carrying Value as of January 29, 2011	Level 1	Level 2	Level 3	Total Losses -Year Ended January 29, 2011
Property and Equipment (in thousands)	$3,035	$—	$—	$3,035	$3,001

		Fair Value Measured and Recorded at Reported Date Using
	Net Carrying Value as of January 30, 2010	Level 1	Level 2	Level 3	Total Losses -Year Ended January 30, 2010
Property and Equipment (in thousands)	$281	$—	$—	$281	$2,321

In fiscal 2010, the Company recorded a non-cash impairment charge of approximately $3.0 million to reduce the net carrying value of certain retail store assets and a capital lease on a building to their estimated market value, which was based on discounted estimated future cash flows. In fiscal 2009, the Company recorded a similar charge of approximately $2.3 million related to certain retail stores.

There were no non-financial liabilities outstanding as of January 29, 2011 and January 30, 2010.

Shareholders' Equity	12 Months Ended
Jan. 29, 2011
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 9 - SHAREHOLDERS’ EQUITY

PREFERRED STOCK

The Company’s Articles of Incorporation authorize the issuance of up to 1,000,000 shares of preferred stock. The preferred stock may be issued from time to time at the discretion of the Board of Directors without shareholders’ approval. The Board of Directors is authorized to issue these shares in different series and, with respect to each series, to determine the dividend rate, and provisions regarding redemption, conversion, liquidation preference and other rights and privileges. As of January 29, 2011, no preferred stock had been issued.

TREASURY STOCK

From time to time, the Company’s Board of Directors has approved the repurchase of the Company’s common stock. As of January 29, 2011, the Company had repurchased 898,249 shares of common stock for approximately $8.6 million, all of which are held as treasury shares. There were no repurchases during fiscal 2010 or fiscal 2009.

WARRANTS

In connection with the Merger on August 11, 2008, the Company issued warrants (the “Warrants”) to purchase an additional 1,500,000 shares of our common stock with an exercise price per share of $23.94. The Warrants will not be exercisable until the third anniversary of the closing of the Merger (except upon a change of control of the Company), after which they will be exercisable until the tenth anniversary. The fair value of these Warrants at the date of issuance was $26.5 million, which was recorded as a reduction of retained earnings (accumulated deficit) and an increase to additional paid-in capital within the consolidated statement of shareholders’ equity in fiscal 2008.

STOCK OPTION PLANS

On October 8, 2010, the Company’s shareholders approved the Company’s 2010 Equity Incentive Plan (the “2010 Plan”). The Company’s Board of Directors had previously adopted the 2010 Plan. The 2010 Plan provides for equity-based awards to the Company’s employees, directors and consultants. Under the 2010 Plan, the Company has reserved 1,000,000 shares of common stock for issuance. This number will automatically increase on the first trading day of each fiscal year, beginning with fiscal 2011, by an amount equal to 1  1/2% of the shares of common stock outstanding as of the last trading day of the immediately preceding fiscal year. The Company previously had two stock option plans which expired on October 31, 2010. No equity awards will be granted after this date under these plans, although the 191,292 options previously granted and outstanding as of this date will remain outstanding until they are either exercised or forfeited or they expire. As of January 29, 2011, 15,000 stock options have been granted to the Independent Board Members pursuant to the 2010 Plan. A summary of the Company’s option activity, and related information for the fiscal year ended January 29, 2011 is as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life in Years	Aggregate Intrinsic Value
				(in thousands)
Outstanding as of January 30, 2010	191,814	$9.92
Granted	15,000	8.46
Exercised	(334)	4.79
Forfeited	(854)	5.55

Outstanding as of January 29, 2011	205,626	$9.84	6.1	$244

Vested and expected to vest as of January 29, 2011	194,293	$10.13	5.7	$210

Exercisable as of January 29, 2011	66,781	$4.79	7.5	$210

The fair value for stock options issued during fiscal 2010 was estimated at the date of grant, using the Black-Scholes option pricing model with the following weighted average assumptions.

Fiscal Year Ended January 29, 2011
Expected life (years)	5
Expected stock price volatility	139.0%
Risk-free interest rates	1.2%
Expected dividend yield	0.0%

The expected life of the options represents the estimated period of time until exercise and is based on historical experience of similar awards, giving consideration to the contractual terms, vesting schedules and expectations of future employee behavior. The expected stock price volatility is estimated using the historical volatility of the Company’s stock. The risk-free interest rate is based on the implied yield available on U.S. Treasury zero coupon issues with a term equal to the option’s expected life. The Company has not paid dividends in the past and does not intend to in the foreseeable future.

The weighted average estimated fair values of options granted during fiscal years 2010 and 2009 were $7.47 and $3.58 per share, respectively. The fair value of options that vested during fiscal years 2010 and, 2009 was approximately $139,000 and $38,000, respectively. As of January 29, 2011, there was $20,000 of total unrecognized compensation expense related to stock options that will vest and be recognized in fiscal 2011. The aggregate intrinsic value of options exercised during fiscal 2010 was $2,000. There were no stock options exercised in fiscal 2009.

See consolidated statements of shareholders’ equity in these financial statements for activity in shareholders’ equity accounts.

Employee Benefit Plans	12 Months Ended
Jan. 29, 2011
Employee Benefit Plans [Abstract]
EMPLOYEE BENEFIT PLANS

NOTE 10 - EMPLOYEE BENEFIT PLANS

The Company has a 401(k) Savings and Investment Plan (the “Plan”) for its various subsidiaries. Pursuant to the Plan, the participants may make contributions to the Plan in varying amounts from 1% to 100% of total compensation, or the maximum limits allowable under the Internal Revenue Code, whichever is less. The Company, at its discretion, may match such contributions in varying amounts, as specified by the Plan, and the Company’s matching contributions vest over a one to four year period. The Company did not match contributions to the Plan during fiscal 2010 and 2009.

Commitments and Contingencies	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 9 - CONTINGENCIES

The Company is involved in various legal proceedings in the ordinary course of business. Management cannot presently predict the outcome of these matters, although management believes, based in part on the advice of counsel, that the ultimate resolution of these matters will not have a materially adverse effect on the Company’s consolidated financial position, results of operations or cash flows.

NOTE 11 - COMMITMENTS AND CONTINGENCIES

Medical insurance

The Company self-insures employees for employee medical benefits under the Company’s group health plan. The Company maintains stop loss coverage for individual medical claims in excess of $100,000 and for annual Company medical claims which exceed approximately $3.4 million in the aggregate. While the ultimate amount of claims incurred are dependent on future developments, in management’s opinion, recorded accruals are adequate to cover the future payment of claims incurred as of January 29, 2011. However, it is possible that recorded accruals may not be adequate to cover the future payment of claims. Adjustments, if any, to estimates recorded resulting from ultimate claim payments will be reflected in operations in the periods in which such adjustments are determined. The self-insurance accrual at January 29, 2011 and January 30, 2010 was approximately $0.5 million and $0.2 million, respectively, which is included in accrued expenses and other liabilities in the accompanying consolidated balance sheets.

Leases and retail store rent

Total rent expense for warehouse space and equipment charged to operations for fiscal 2010 and fiscal 2009 was $3.3 million and $3.2 million, respectively. This includes payments of warehouse rent to Quality King.

In January 2008, the Company began subleasing office and warehouse facility from Quality King in Bellport, New York at a rate which is currently $2.5 million per year with an annual escalation of 3%. This sublease expires December 2027.

The Company leases space for its retail stores. The lease terms vary from month to month leases to ten year leases, in some cases with options to renew for longer periods. Various leases contain clauses which adjust the base rental rate by the prevailing Consumer Price Index, as well as requiring additional contingent rent based on a percentage of gross sales in excess of a specified amount.

Retail store rent expense in fiscal 2010 and 2009 were as follows (in thousands):

	Fiscal Year Ended January 29, 2011	Fiscal Year Ended January 30, 2010
Minimum rentals	$28,995	$28,407
Contingent rentals	894	954

Total	$29,889	$29,361

Aggregate future minimum rental payments under the above operating leases at January 29, 2011 are payable as follows (in thousands):

Fiscal Year
2011	$28,583
2012	25,456
2013	22,347
2014	20,045
2015	18,114
Thereafter	70,324

$184,869

The Company’s capitalized leases are for an office and distribution facility in Sunrise, Florida, warehouse equipment and computer hardware and software. The lease for the Florida facility expires December 2017 with monthly rent of approximately $104,000 during the remaining term of the lease. We currently have excess facility space consisting of the office and distribution space in Sunrise, Florida. The capital lease liability for this lease has been recorded as the net present value of the contractual lease payments less the amount for which we expect to be able to sublease the facility. The estimated sublease revenue was determined based upon a review of real estate market conditions, projections for sublease revenue and assumptions regarding the timing of sublease commencement, and with the assistance of a commercial real estate broker. The following is a schedule of future minimum lease payments under capital leases together with the present value of the net minimum lease payments, at January 29, 2011 (in thousands):

Fiscal Year
2011	$1,424
2012	1,326
2013	1,327
2014	1,326
2015	1,327
Thereafter	2,544

Total future minimum lease payments	9,274
Less: Amount representing projected sublease revenue	(5,301)
Less: Amount representing interest	(1,127)

Present value of minimum lease payments	2,846
Less: Current portion	(1,073)

$1,773

Royalties

The Company is party to eight license agreements with unaffiliated licensors. Royalty expense was $2.0 million and $2.3 million for fiscal 2010 and fiscal 2009, respectively and is included in selling, general and administrative expenses on the accompanying consolidated statements of operations. The aggregate future minimum payments under these licensing agreements at January 29, 2011 are payable as follows (in thousands):

Fiscal Year
2011	$1,785
2012	1,285
2013	885
2014	775
2015	275
Thereafter	100

$5,105

Litigation

The Company is involved in various legal proceedings in the ordinary course of business. Management cannot presently predict the outcome of these matters, although management believes, based in part on the advice of counsel, that the ultimate resolution of these matters will not have a materially adverse effect on the Company’s consolidated financial position, results of operations or cash flows.

Segment Information	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Segment Information [Abstract]
SEGMENT INFORMATION

NOTE 11 - SEGMENT INFORMATION

The Company operates in two industry segments, wholesale distribution and specialty retail sales of designer fragrance and related products. Management reviews segment information by segment and on a consolidated basis each month. Retail sales include sales through Perfumania retail stores, the Scents of Worth consignment business and the Company’s internet site, perfumania.com. Transactions between Five Star and unrelated customers are included in our wholesale segment information. The accounting policies of the segments are the same as those described in the summary of significant accounting policies in the notes to the consolidated financial statements for the year ending January 29, 2011, included herein beginning on page F-19. The Company’s chief operating decision maker who is its Chief Executive Officer, assesses segment performance by reference to gross profit. Each of the segments has its own assets, liabilities, revenues and cost of goods sold. While each segment has certain unallocated operating expenses, these expenses are not reviewed by the chief operating decision maker on a segment basis but rather on a consolidated basis. Financial information for these segments is summarized in the following table:

	Thirteen Weeks Ended October 29, 2011	Thirteen Weeks Ended October 30, 2010	Thirty-nine Weeks Ended October 29, 2011	Thirty-nine Weeks Ended October 30, 2010
	(in thousands)
Net sales:
Retail	$72,888	$69,068	$224,121	$206,641
Wholesale	47,237	51,897	105,380	115,227

	$120,125	$120,965	$329,501	$321,868

Gross profit:
Retail	$33,350	$31,054	$101,484	$89,211
Wholesale	9,721	9,955	24,265	25,742

	$43,071	$41,009	$125,749	$114,953

	$ 354,646	$ 354,646	$ 354,646	$ 354,646
	October 29, 2011	January 29, 2011
Total assets:
Wholesale	$354,646	$324,726
Retail	263,294	246,961

	617,940	571,687
Eliminations (a)	(272,880)	(271,215)

Consolidated assets	$345,060	$300,472

(a)	Adjustment to eliminate intercompany receivables and investment in subsidiaries

NOTE 12 - SEGMENT INFORMATION

The Company operates in two industry segments, wholesale distribution and specialty retail sales of designer fragrance and related products. Management reviews segment information by segment and on a consolidated basis each month. Retail sales include sales through Perfumania retail stores, the Scents of Worth consignment business and the Company’s internet site, Perfumania.com. Transactions between Five Star and unrelated customers are included in our wholesale segment information. The accounting policies of the segments are the same as those described in the summary of significant accounting policies in Note 2. The Company’s chief operating decision maker, who is its Chief Executive Officer, assesses segment performance by reference to gross profit. Each of the segments has its own assets, liabilities, revenues and cost of goods sold. While each segment has certain unallocated operating expenses, these expenses are not reviewed by the chief operating decision maker on a segment basis but rather on a consolidated basis. Financial information for these segments is summarized in the following table:

	Fiscal Year Ended January 29, 2011	Fiscal Year Ended January 30, 2010
	($ in thousands)
Net sales:
Retail	$327,291	$344,295
Wholesale	157,509	166,627

	$484,800	$510,922

Gross profit:
Retail	$143,034	$145,631
Wholesale	37,815	33,159

	$180,849	$178,790

	January 29, 2011	January 30, 2010
Total assets:
Wholesale	$324,726	$304,935
Retail	246,961	230,935

	571,687	535,870
Eliminations (a)	(271,215)	(229,285)

Consolidated assets	$300,472	$306,585

(a)	Adjustment to eliminate intercompany receivables and investment in subsidiaries

See Note 1 for disclosure of sales to significant customers.